SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2007 (August 9, 2007)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

To the extent applicable, the information disclosed under Item 7.01 and Exhibit 99.1 is incorporated herein by reference.

ITEM 7.01.  Regulation FD Disclosures

On August 9, 2007, the Company issued the press release titled “Chembio Reports Second Quarter Financial Results” included herein as Exhibit 99.1.

On July 31, 2007, the Company issued the press release titled “Chembio and Pall Corporation Enter DPP™ Collaboration” included herein as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

Exhibits.

99.1	Press Release titled “Chembio Reports Second Quarter Financial Results” issued August 9, 2007.
99.2	Press Release titled “Chembio and Pall Corporation Enter DPP™ Collaboration” issued July 31, 2007.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Items 2.02 and 7.01 of, and Exhibits 99.1 and 99.2 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Date:  August 9, 2007                                                                            Chembio Diagnostics, Inc.

                                   By:    /s/ Lawrence A. Siebert
                           Lawrence A. Siebert
                           Chief Executive Officer